GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares,

Class IR Shares and Class R Shares of the

Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”)

Supplement dated April 29, 2013 to the

Prospectus dated March 25, 2013 (the “Prospectus”)

The Fund has changed (i) its fiscal year end from October 31 to November 30, and (ii) the timing of its anticipated quarterly distributions to shareholders, to February, May, August and November. The Fund is also making certain other updates to its Prospectus. Accordingly, the Fund’s Prospectus is revised as follows, effective immediately:

The following replaces in its entirety the fourth paragraph in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s semi-annual report for the period ended May 31, 2013.

The following replaces in its entirety the first paragraph in the “Distributions” section of the Prospectus:

The Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any. The Fund is not required to make such distributions and, consequently, the Fund could decide not to make such distributions or not to make distributions to its shareholders at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests.

The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital and gains, combined, no assurance can be given in this regard. The portion of the distribution received by a U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain

(or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.

The first sentence of the second paragraph under the “Fund Structure Risk” heading in the “Appendix A: Additional Information on Portfolio Risks, Securities and Techniques—Other Portfolio Risks—Tax Risks” section of the Prospectus is hereby deleted and replaced with the following:

While not required to do so, the Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any.

The following paragraph is inserted as the final paragraph under “Appendix A: Additional Information on Portfolio Risks, Securities and Techniques—Other Portfolio Risks” in the Prospectus:

Risks of Exchange-Traded Notes. ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.

This Supplement should be retained with your Prospectus for future reference.

MLPEFYESTK 04-13